PRESS RELEASE Bill Seymour VP of Investor Relations T + 1 952 556 1844 bill.seymour@entegris.com

Exhibit 99.1
FOR RELEASE AT 6:00 AM EDT

ENTEGRIS REPORTS RESULTS FOR THIRD QUARTER OF 2020

•Third-quarter revenue of $481.0 million, increased 22% from prior year
•Third-quarter GAAP diluted EPS of $0.58, increased 93%
•Third-quarter Non-GAAP diluted EPS of $0.67, increased 34%

BILLERICA, Mass., October 22, 2020 - Entegris, Inc. (NASDAQ: ENTG), today reported its financial results for the Company’s third quarter ended September 26, 2020.
Third-quarter sales were $481.0 million, an increase of 22% from the same quarter last year. GAAP third-quarter net income was $79.3 million, or $0.58 per diluted share, which included $11.7 million of amortization of intangible assets and $1.3 million of integration costs. Non-GAAP net income was $91.5 million and non-GAAP earnings per diluted share was $0.67.
Bertrand Loy, president and chief executive officer, said: “Our better than expected third quarter results showcased the strength of our value proposition, the resilience of our unit-driven business model and the execution of our teams. This performance was driven by the accelerated demand of our leading-edge solutions in advanced technology nodes. Another highlight of the quarter was our acquisition of GMTI, which provides high precision analytical instruments critical to the complex CMP process.”
Mr. Loy added: “At Entegris, we are benefiting from the two intersecting themes of growing importance of process materials and materials purity, and the impact they have on semiconductor performance, cost and reliability. Our position is bolstered by our technology leadership, global scale, and world class operational excellence. We are looking forward to a strong close to the year and expect to deliver record sales and non-GAAP EPS in 2020.”

Quarterly Financial Results Summary
(in thousands, except percentages and per share data)

GAAP Results	September 26, 2020	September 28, 2019	June 27, 2020
Net sales	$480,987	$394,147	$448,405
Operating income	$106,761	$52,793	$94,712
Operating margin - as a % of net sales	22.2%	13.4%	21.1%
Net income	$79,303	$40,767	$68,036
Diluted earnings per common share	$0.58	$0.30	$0.50
Non-GAAP Results
Non-GAAP adjusted operating income	$121,612	$88,220	$110,835
Non-GAAP adjusted operating margin - as a % of net sales	25.3%	22.4%	24.7%
Non-GAAP net income	$91,460	$68,179	$81,581
Diluted non-GAAP earnings per common share	$0.67	$0.50	$0.60

Fourth-Quarter Outlook
For the fourth quarter ending December 31, 2020, the Company expects sales of $480 million to $495 million, net income of $75 million to $82 million and diluted earnings per common share between $0.55 and $0.60. On a non-GAAP basis, diluted earnings per common share is expected to range from $0.62 to $0.67, which reflects net income on a non-GAAP basis in the range of $84 million to $91 million.

Segment Results
The Company reports its results in the following segments:
Specialty Chemicals and Engineered Materials (SCEM): SCEM provides high-performance and high-purity process chemistries, gases and materials, and safe and efficient delivery systems to support semiconductor and other advanced manufacturing processes.
Microcontamination Control (MC): MC offers solutions to filter and purify critical liquid chemistries and gases used in semiconductor manufacturing processes and other high-technology industries.
Advanced Materials Handling (AMH): AMH develops solutions to monitor, protect, transport, and deliver critical liquid chemistries, wafers, and substrates for a broad set of applications in the semiconductor industry and other high-technology industries.

Entegris’ 2020 Investor and Analyst Day
Entegris will be hosting a virtual Investor and Analyst Day on November 17, 2020. If you have any questions or need any additional information please reach out to Bill Seymour, V.P. Investor Relations.

Third-Quarter Results Conference Call Details
Entegris will hold a conference call to discuss its results for the third quarter on Thursday, October 22, 2020, at 9:00 a.m. Eastern Time. Participants should dial 800-437-2398 or +1 323-289-6576, referencing confirmation code 2871729. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. For a replay of the call, please Click Here using passcode 2871729.

The call can also be accessed live and on-demand from the Entegris website. Go to
http://investor.entegris.com/events.cfm and follow the link to the webcast. The on-demand playback will be available for six weeks after the conclusion of the teleconference.

Management’s slide presentation concerning the results for the third quarter, which may be referred to during the call, will be posted on the investor relations section of www.entegris.com Thursday morning before the call.

Entegris, Inc. - page 2 of 14

ABOUT ENTEGRIS
Entegris is a world-class supplier of advanced materials and process solutions for the semiconductor and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, Canada, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA, Adjusted Gross Profit, Adjusted Segment Profit, and Adjusted Operating Income, non-GAAP net income, non-GAAP adjusted operating margin and diluted non-GAAP earnings per common share, together with related measures thereof, are considered “Non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making, as a means to evaluate period-to-period comparisons, as well as comparisons to the Company’s competitors' operating results. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance and liquidity by excluding certain items that may not be indicative of the Company’s recurring business operating results, such as amortization, depreciation and discrete cash charges that may vary significantly from period to period. The Company believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing and understanding the Company’s results and performance and when planning, forecasting, and analyzing future periods. The Company believes these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by the Company’s institutional investors and the analyst community to help them analyze the Company’s business. The reconciliations of GAAP Gross Profit to Adjusted Gross Profit, GAAP Segment Profit to Adjusted Operating Income, GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA, GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share and GAAP Outlook to Non-GAAP Outlook are included elsewhere in this release.

Forward-Looking Statements
This press release contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; the Company’s performance relative to its markets, including the drivers of such performance; the impact, financial or otherwise, of any organizational changes; market and technology trends, including the expected impact of the Covid-19 pandemic; the development of new products and the success of their introductions; the Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions the Company has made and commercial partnerships the Company has established; the Company’s ability to execute on its strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to the Covid-19 pandemic on the global economy and financial markets, as well as on the Company, our customers and suppliers, which may impact our sales, gross margin, customer demand and our ability to supply our products to our customers; weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers' rapidly changing requirements; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures or other transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages, supply constraints and price increases; changes in government regulations of the countries in which the Company operates; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; the level of, and obligations associated with, the Company’s indebtedness; and other risk factors and additional information described in the Company’s
Entegris, Inc. - page 3 of 14

filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed on February 7, 2020, and in the Company’s other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Entegris, Inc. - page 4 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended
	September 26, 2020	September 28, 2019	June 27, 2020
Net sales	$480,987	$394,147	$448,405
Cost of sales	254,987	223,797	241,033
Gross profit	226,000	170,350	207,372
Selling, general and administrative expenses	71,195	71,232	66,872
Engineering, research and development expenses	36,295	31,173	32,572
Amortization of intangible assets	11,749	15,152	13,216
Operating income	106,761	52,793	94,712
Interest expense, net	12,651	10,216	12,792
Other (income) expense, net	(1,752)	934	(477)
Income before income tax expense	95,862	41,643	82,397
Income tax expense	16,559	876	14,361
Net income	$79,303	$40,767	$68,036

Basic earnings per common share:	$0.59	$0.30	$0.51
Diluted earnings per common share:	$0.58	$0.30	$0.50

Weighted average shares outstanding:
Basic	134,957	135,092	134,700
Diluted	136,252	136,530	136,007

Entegris, Inc. - page 5 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Nine months ended
	September 26, 2020	September 28, 2019
Net sales	$1,341,719	$1,164,068
Cost of sales	722,869	650,051
Gross profit	618,850	514,017
Selling, general and administrative expenses	196,958	217,636
Engineering, research and development expenses	98,499	90,788
Amortization of intangible assets	41,176	50,400
Operating income	282,217	155,193
Interest expense, net	35,681	29,567
Other (income), net	(1,351)	(121,329)
Income before income tax expense	247,887	246,955
Income tax expense	39,542	49,533
Net income	$208,345	$197,422

Basic earnings per common share:	$1.55	$1.46
Diluted earnings per common share:	$1.53	$1.45

Weighted average shares outstanding:
Basic	134,801	135,256
Diluted	136,209	136,601

Entegris, Inc. - page 6 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	September 26, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$447,972	$351,911
Trade accounts and notes receivable, net	300,489	234,409
Inventories, net	329,741	287,098
Deferred tax charges and refundable income taxes	38,100	24,552
Other current assets	30,148	34,427
Total current assets	1,146,450	932,397
Property, plant and equipment, net	490,298	479,544
Other assets:
Right-of-use assets	46,655	50,160
Goodwill	744,470	695,044
Intangible assets, net	349,066	333,952
Deferred tax assets and other noncurrent tax assets	12,179	11,245
Other	12,510	13,744
Total assets	$2,801,628	$2,516,086
LIABILITIES AND EQUITY
Current liabilities
Long-term debt, current maturities	$—	$4,000
Accounts payable	69,918	84,207
Accrued liabilities	151,849	150,118
Income tax payable	25,606	26,108
Total current liabilities	247,373	264,433
Long-term debt, excluding current maturities	1,085,380	932,484
Long-term lease liability	40,407	43,827
Other liabilities	126,167	109,453
Shareholders’ equity	1,302,301	1,165,889
Total liabilities and equity	$2,801,628	$2,516,086

Entegris, Inc. - page 7 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
	September 26, 2020	September 28, 2019	September 26, 2020	September 28, 2019
Operating activities:
Net income	$79,303	$40,767	$208,345	$197,422
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	20,777	19,306	62,064	54,623
Amortization	11,749	15,152	41,176	50,400
Stock-based compensation expense	5,903	5,326	16,552	14,915
Other	20,210	5,988	33,105	12,128
Changes in operating assets and liabilities, net of effects of acquisitions:
Trade accounts and notes receivable	(23,280)	(35,841)	(65,367)	(30,405)
Inventories	1,084	(9,398)	(54,278)	(5,689)
Accounts payable and accrued liabilities	4,433	20,796	10,076	(31,911)
Income taxes payable, refundable income taxes and noncurrent taxes payable	(16,407)	(35,965)	(11,995)	(20,574)
Other	(2,540)	(840)	2,978	12,745
Net cash provided by operating activities	101,232	25,291	242,656	253,654
Investing activities:
Acquisition of property and equipment	(32,687)	(26,322)	(79,560)	(86,423)
Acquisition of business, net of cash acquired	(35,500)	(217,106)	(111,145)	(266,373)
Other	54	2,618	265	2,815
Net cash used in investing activities	(68,133)	(240,810)	(190,440)	(349,981)
Financing activities:
Proceeds from short-term borrowings and long-term debt	—	—	617,000	—
Payments of short-term borrowings and long-term debt	(100,000)	—	(468,000)	(2,000)
Payments for dividends	(10,794)	(10,815)	(32,446)	(29,779)
Issuance of common stock	3,150	3,434	4,899	4,351
Taxes paid related to net share settlement of equity awards	(11,836)	(276)	(24,556)	(8,577)
Repurchase and retirement of common stock	—	(15,000)	(29,564)	(65,321)
Deferred acquisition payments	—	—	(16,125)	—
Other	(1)	(5)	(6,856)	(502)
Net cash (used in) provided by financing activities	(119,481)	(22,662)	44,352	(101,828)
Effect of exchange rate changes on cash and cash equivalents	1,687	(453)	(507)	(1,159)
(Decrease) increase in cash and cash equivalents	(84,695)	(238,634)	96,061	(199,314)
Cash and cash equivalents at beginning of period	532,667	521,382	351,911	482,062
Cash and cash equivalents at end of period	$447,972	$282,748	$447,972	$282,748

Entegris, Inc. - page 8 of 14

Entegris, Inc. and Subsidiaries
Segment Information
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
Net sales	September 26, 2020	September 28, 2019	June 27, 2020	September 26, 2020	September 28, 2019
Specialty Chemicals and Engineered Materials	$150,480	$127,750	$146,213	$440,907	$379,772
Microcontamination Control	193,541	155,979	183,758	536,560	463,870
Advanced Materials Handling	144,370	117,256	126,434	386,941	340,835
Inter-segment elimination	(7,404)	(6,838)	(8,000)	(22,689)	(20,409)
Total net sales	$480,987	$394,147	$448,405	$1,341,719	$1,164,068

	Three months ended			Nine months ended
Segment profit	September 26, 2020	September 28, 2019	June 27, 2020	September 26, 2020	September 28, 2019
Specialty Chemicals and Engineered Materials	$32,600	$17,074	$32,938	$98,208	$65,505
Microcontamination Control	64,915	46,792	62,137	177,219	137,241
Advanced Materials Handling	33,266	17,077	22,809	76,707	54,487
Total segment profit	130,781	80,943	117,884	352,134	257,233
Amortization of intangibles	11,749	15,152	13,216	41,176	50,400
Unallocated expenses	12,271	12,998	9,956	28,741	51,640
Total operating income	$106,761	$52,793	$94,712	$282,217	$155,193

Entegris, Inc. - page 9 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
	September 26, 2020	September 28, 2019	June 27, 2020	September 26, 2020	September 28, 2019
Net sales	$480,987	$394,147	$448,405	$1,341,719	$1,164,068
Gross profit-GAAP	$226,000	$170,350	$207,372	$618,850	$514,017
Adjustments to gross profit:
Integration costs	—	—	(1,557)	(1,557)	—
Severance and restructuring costs	—	990	465	465	1,348
Charge for fair value mark-up of acquired inventory sold	229	4,483	—	590	7,333
Adjusted gross profit	$226,229	$175,823	$206,280	$618,348	$522,698

Gross margin - as a % of net sales	47.0%	43.2%	46.2%	46.1%	44.2%
Adjusted gross margin - as a % of net sales	47.0%	44.6%	46.0%	46.1%	44.9%

Entegris, Inc. - page 10 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
Segment profit-GAAP	September 26, 2020	September 28, 2019	June 27, 2020	September 26, 2020	September 28, 2019
Specialty Chemicals and Engineered Materials (SCEM)	$32,600	$17,074	$32,938	$98,208	$65,505
Microcontamination Control (MC)	64,915	46,792	62,137	177,219	137,241
Advanced Materials Handling (AMH)	33,266	17,077	22,809	76,707	54,487
Total segment profit	130,781	80,943	117,884	352,134	257,233
Amortization of intangible assets	11,749	15,152	13,216	41,176	50,400
Unallocated expenses	12,271	12,998	9,956	28,741	51,640
Total operating income	$106,761	$52,793	$94,712	$282,217	$155,193

	Three months ended			Nine months ended
Adjusted segment profit	September 26, 2020	September 28, 2019	June 27, 2020	September 26, 2020	September 28, 2019
SCEM segment profit	$32,600	$17,074	$32,938	$98,208	$65,505
Integration costs	—	—	(1,557)	(1,557)	—
Severance and restructuring costs	277	2,143	455	906	2,662
Charge for fair value write-up of acquired inventory sold	—	4,483	—	235	5,298
SCEM adjusted segment profit	$32,877	$23,700	$31,836	$97,792	$73,465

MC segment profit	$64,915	$46,792	$62,137	$177,219	$137,241
Severance and restructuring costs	301	2,977	494	985	3,701
Charge for fair value write-up of acquired inventory sold	—	—	—	126	2,035
MC adjusted segment profit	$65,216	$49,769	$62,631	$178,330	$142,977

AMH segment profit	$33,266	$17,077	$22,809	$76,707	$54,487
Severance and restructuring costs	213	3,135	814	1,162	3,713
Charge for fair value write-up of acquired inventory sold	229	—	—	229	—
AMH adjusted segment profit	$33,708	$20,212	$23,623	$78,098	$58,200

Unallocated general and administrative expenses	$12,271	$12,998	$9,956	$28,741	$51,640
Unallocated deal and integration costs	(1,902)	(7,289)	(2,415)	(5,796)	(31,773)
Unallocated severance and restructuring costs	(180)	(248)	(286)	(810)	(2,418)
Adjusted unallocated general and administrative expenses	$10,189	$5,461	$7,255	$22,135	$17,449

Total adjusted segment profit	$131,801	$93,681	$118,090	$354,220	$274,642
Adjusted amortization of intangible assets	—	—	—	—	—
Adjusted unallocated general and administrative expenses	10,189	5,461	7,255	22,135	17,449
Total adjusted operating income	$121,612	$88,220	$110,835	$332,085	$257,193

Entegris, Inc. - page 11 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
	September 26, 2020	September 28, 2019	June 27, 2020	September 26, 2020	September 28, 2019
Net sales	$480,987	$394,147	$448,405	$1,341,719	$1,164,068
Net income	$79,303	$40,767	$68,036	$208,345	$197,422
Net income - as a % of net sales	16.5%	10.3%	15.2%	15.5%	17.0%
Adjustments to net income:
Income tax expense	16,559	876	14,361	39,542	49,533
Interest expense, net	12,651	10,216	12,792	35,681	29,567
Other (income) expense, net	(1,752)	934	(477)	(1,351)	(121,329)
GAAP - Operating income	106,761	52,793	94,712	282,217	155,193
Operating margin - as a % of net sales	22.2%	13.4%	21.1%	21.0%	13.3%
Charge for fair value write-up of acquired inventory sold	229	4,483	—	590	7,333
Deal and transaction costs	642	4,891	503	2,576	25,191
Integration costs	1,260	2,398	355	1,663	6,582
Severance and restructuring costs	971	8,503	2,049	3,863	12,494
Amortization of intangible assets	11,749	15,152	13,216	41,176	50,400
Adjusted operating income	121,612	88,220	110,835	332,085	257,193
Adjusted operating margin - as a % of net sales	25.3%	22.4%	24.7%	24.8%	22.1%
Depreciation	20,777	19,306	20,639	62,064	54,623
Adjusted EBITDA	$142,389	$107,526	$131,474	$394,149	$311,816
Adjusted EBITDA - as a % of net sales	29.6%	27.3%	29.3%	29.4%	26.8%

Entegris, Inc. - page 12 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share
(In thousands, except per share data)
(Unaudited)

	Three months ended			Nine months ended
	September 26, 2020	September 28, 2019	June 27, 2020	September 26, 2020	September 28, 2019
GAAP net income	$79,303	$40,767	$68,036	$208,345	$197,422
Adjustments to net income:
Charge for fair value write-up of inventory acquired	229	4,483	—	590	7,333
Deal and transaction costs	642	4,891	503	2,576	25,602
Integration costs	1,260	2,398	355	1,663	6,582
Severance and restructuring costs	971	8,503	2,049	3,863	12,494
Loss on debt extinguishment	908	—	1,470	2,378	—
Versum termination fee, net	—	—	—	—	(122,000)
Amortization of intangible assets	11,749	15,152	13,216	41,176	50,400
Tax effect of legal entity restructuring	—	—	—	—	9,398
Tax effect of adjustments to net income and discrete items[1]	(3,602)	(8,015)	(4,048)	(11,979)	2,274
Non-GAAP net income	$91,460	$68,179	$81,581	$248,612	$189,505

Diluted earnings per common share	$0.58	$0.30	$0.50	$1.53	$1.45
Effect of adjustments to net income	$0.09	$0.20	$0.10	$0.30	$(0.06)
Diluted non-GAAP earnings per common share	$0.67	$0.50	$0.60	$1.83	$1.39
1The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.
Entegris, Inc. - page 13 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

Fourth-Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	December 31, 2020
GAAP net income	$75 - $82
Adjustments to net income:
Restructuring and integration costs	1
Amortization of intangible assets	12
Income tax effect	(4)
Non-GAAP net income	$84 - $91

Fourth-Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	December 31, 2020
Diluted earnings per common share	$0.55 - $0.60
Adjustments to diluted earnings per common share:
Restructuring and integration costs	0.01
Amortization of intangible assets	0.08
Income tax effect	(0.02)
Diluted non-GAAP earnings per common share	$0.62 to $0.67

### END ###

Entegris, Inc. - page 14 of 14